Summary Prospectus December 1, 2011


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group





DWS LIFECOMPASS RETIREMENT FUND






CLASS/Ticker    A   SUCAX    B   SUCBX    C   SUCCX    S   SCPCX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at https://www.dws-investments.com/mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, B, C) and (800) 728-3337 (S)
or asking your financial advisor. The prospectus and SAI, both dated December 1, 2011, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks current income and, as a secondary objective, long-term growth of capital.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 57) and Purchase and Redemption of Shares in the fund's SAI (p. II-15).


SHAREHOLDER FEES (paid directly from your investment)


                                                   A          B          C      S
                                          ----------  ---------  ---------  -----
Maximum sales charge (load) imposed on
purchases, as % of offering price             5.75      None       None     None
-----------------------------------------     ----      --         --       -----
Maximum deferred sales charge (load), as
% of redemption proceeds                     None     4.00       1.00       None
-----------------------------------------    -----    ----       ----       -----

ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


                                                     A          B          C           S
                                             ---------  ---------  ---------  ----------
Management fee                                   0.00       0.00       0.00       0.00
--------------------------------------------     ----       ----       ----       ----
Distribution/service
(12b-1) fees                                     0.24       1.00       1.00      None
--------------------------------------------     ----       ----       ----      -----
Other expenses                                   0.47       0.43       0.40       0.39
--------------------------------------------     ----       ----       ----      -----
Acquired funds (underlying funds) fees and
expenses                                         0.58       0.58       0.58       0.58
--------------------------------------------     ----       ----       ----      -----
TOTAL ANNUAL FUND OPERATING EXPENSES             1.29       2.01       1.98       0.97
--------------------------------------------     ----       ----       ----      -----
Less expense waiver/reimbursement                0.09       0.06       0.03       0.02
--------------------------------------------     ----       ----       ----      -----
NET ANNUAL FUND OPERATING EXPENSES
(after fee waiver and/or expense reimburse-
ment)                                            1.20       1.95       1.95       0.95
--------------------------------------------     ----       ----       ----      -----

The Advisor has contractually agreed through November 30, 2012 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding extraordinary expenses, taxes, brokerage, interest expenses and acquired funds (underlying funds) fees and expenses) at ratios no higher than 0.62%, 1.37%, 1.37% and 0.37% for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses for each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 690     $ 598     $ 298     $  97
--       -----     -----     -----     -----
3          952       925       618       307
--       -----     -----     -----     -----
5        1,234     1,277     1,065       534
--       -----     -----     -----     -----
10       2,035     1,977     2,304     1,188
--       -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 690     $ 198     $ 198     $  97
--       -----     -----     -----     -----
3          952       625       618       307
--       -----     -----     -----     -----
5        1,234     1,077     1,065       534
--       -----     -----     -----     -----
10       2,035     1,977     2,304     1,188
--       -----     -----     -----     -----

Class B converts to Class A after six years; the Example for Class B reflects lower fees incurred in Class A after this conversion.

PORTFOLIO TURNOVER

The fund (or an underlying fund) pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2011: 37%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund pursues its investment objective by investing in other DWS mutual funds. The fund may also invest in securities of Exchange Traded Funds (ETFs) when the economic exposure to a particular market or sector is not available through a DWS fund.


MANAGEMENT PROCESS. The fund has a target asset allocation (the fund's target allocation is approximately: 36% Equity funds; and 64% Fixed Income funds), which portfolio management uses as a reference point in setting the fund's actual asset allocation. To a limited extent, the fund may invest in underlying funds in other asset classes. The fund is designed for investors who are retired or expect to retire or begin withdrawing portions of their investment soon.


The fund's target asset allocation may differ from the fund's actual asset allocation. Portfolio management regularly reviews the actual asset allocation and may adjust it based on current or expected market conditions or to manage risk. In making its asset allocation decisions, portfolio management uses a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, portfolio management then decides which funds to use as underlying funds and in which proportions.


To mitigate the risks associated with a particular fund or manager and increase diversification, no more than 40% of the overall allocation to equity will be invested in any one equity fund.


The underlying funds use a broad array of investment styles. The underlying funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others, and may also use various types of derivative instruments, including commodities-related derivatives.


DERIVATIVES. The fund, and the underlying funds in which the fund may invest, may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


There is no guarantee that the fund will provide adequate income at and through retirement.


Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies



                                       2
                                                 DWS LifeCompass Retirement Fund


                                             SUMMARY PROSPECTUS December 1, 2011
based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


UNDERLYING FUNDS RISK. Because the fund may invest in underlying funds, the fund's performance will be directly related to the performance of the underlying funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund.


In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund's allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.


CONCENTRATION RISK - UNDERLYING FUNDS. Any underlying fund that concentrates in a particular segment of the market (such as commodities, gold-related investments, infrastructure-related companies and real estate securities) will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular market segment in which the underlying fund concentrates will have a significant impact on the underlying fund's performance.


While the fund does not concentrate in a particular industry, it may concentrate in an underlying DWS fund, and there is risk for the fund with respect to the aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the fund indirectly having concentrated assets in a particular industry or group of industries, or in a single issuer. Such indirect concentration may have the effect of increasing the volatility of the fund's returns. The fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their own investment objectives and strategies.


NON-DIVERSIFICATION RISK - UNDERLYING FUNDS. While the fund is diversified, certain underlying funds may be classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the underlying fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance of the underlying fund.


INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund's actual returns could fail to match the real rate of inflation.


COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivatives instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions.


GTAA RISK. The success of the global tactical asset allocation (GTAA) overlay strategy employed by certain underlying funds, depends in part on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to,



                                       3
                                                 DWS LifeCompass Retirement Fund


                                             SUMMARY PROSPECTUS December 1, 2011
may decline in financial health and become unable to honor its commitments, which could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.


CURRENCY STRATEGIES RISK. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary models. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.


As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.


BORROWING RISK. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


SENIOR LOANS RISK. Senior loans may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management's analytical abilities. Senior loans involve other risks, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


CONFLICT OF INTEREST RISK. Affiliates of the Advisor may participate in the primary and secondary market for senior loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the senior loan market may restrict the fund's ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments



                                       4
                                                 DWS LifeCompass Retirement Fund


                                             SUMMARY PROSPECTUS December 1, 2011
may have a significant impact on its performance since they may represent a larger proportion of the fund's overall portfolio as compared to the portfolio of a larger fund.

TAX STATUS RISK. Income from certain commodity-linked derivatives does not constitute "qualifying income" to the fund. If such income were determined not to constitute qualifying income and caused the fund's nonqualifying income to exceed 10% of the fund's gross income, the fund would be subject to a tax at the fund level or tax on all its income.


SUBSIDIARY RISK. Certain underlying funds may invest in a wholly-owned subsidiary of the underlying fund (the Subsidiary) that is not registered as an investment company under the Investment Company Act of 1940, as amended, and therefore it is not subject to all of the investor protections of the Investment Company Act of 1940. Moreover, neither an investment in the underlying fund nor the underlying fund's investment in the Subsidiary is subject to all of the investor protections of the Commodity Exchange Act. A regulatory change in the US or the Cayman Islands that impacts the Subsidiary or how the underlying fund invests in the Subsidiary, such as a change in tax law or the regulation of commodity investing, could adversely affect the underlying fund and the fund. The underlying fund and the fund are exposed to the risks associated with the Subsidiary's investments, which generally include the risks of investing in derivatives and commodities-related investments.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  2001       2002       2003       2004      2005      2006      2007       2008       2009       2010
  -3.17       -5.94     13.27      7.42      4.43      9.10      4.42       -24.54     19.79      8.90




Best Quarter: 10.34%, Q2 2009       Worst Quarter: -14.56%, Q4 2008
Year-to-Date as of 9/30/11: -3.26%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.



                                                       1          5         10
                              CLASS INCEPTION       YEAR      YEARS      YEARS
                            -----------------  ---------  ---------  ---------
CLASS A before tax               12/29/2000        2.64       1.11       2.03
---------------------------      ----------       -----       ----       ----
  After tax on
  distributions                                    1.92       0.00       0.93
  After tax on distribu-
  tions and sale of fund
  shares                                           1.86       0.35       1.11
--------------------------- ----------            -----       ----       ----
CLASS B before tax               12/29/2000        5.07       1.37       2.19
---------------------------      ----------       -----       ----       ----
CLASS C before tax               12/29/2000        8.08       1.58       1.89
---------------------------      ----------       -----       ----       ----
CLASS S before tax               11/15/1996        9.18       2.56       2.89
---------------------------      ----------       -----       ----       ----
S&P TARGET DATE RETIRE-
MENT INCOME INDEX
(reflects no deduction for
fees, expenses or taxes)                           9.09       4.05       4.20
--------------------------- ----------            -----       ----       ----
RUSSELL 1000 INDEX
(reflects no deduction for
fees, expenses or taxes)                          16.10       2.59       1.83
--------------------------- ----------            -----       ----       ----
RUSSELL 2000 INDEX
(reflects no deduction for
fees, expenses or taxes)                          26.85       4.47       6.33
--------------------------- ----------            -----       ----       ----
BARCLAYS CAPITAL INTER-
MEDIATE U.S. AGGREGATE
BOND INDEX (reflects no
deduction for fees,
expenses or taxes)                                 6.15       5.81       5.66
--------------------------- ----------            -----       ----       ----
CREDIT SUISSE HIGH YIELD
INDEX (reflects no deduc-
tion for fees, expenses
or taxes)                                         14.42       8.40       9.11
--------------------------- ----------            -----       ----       ----
BOFA MERRILL LYNCH
3-MONTH US TREASURY
BILL INDEX (reflects no
deduction for fees,
expenses or taxes)                                 0.13       2.43       2.38
--------------------------- ----------            -----       ----       ----
MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI)
EUROPE, AUSTRALASIA AND
THE FAR EAST (EAFE)
INDEX (reflects no deduc-
tion for fees or
expenses)                                          7.75       2.46       3.50
--------------------------- ----------            -----       ----       ----

S&P Target Date Retirement Income Index will replace the Russell 1000 Index, Russell 2000 Index, Barclays Capital Intermediate U.S. Aggregate Bond Index, Credit Suisse High Yield Index, BofA Merrill Lynch 3-Month US Treasury Bill Index and MSCI EAFE Index because portfolio management believes that it more accurately reflects the fund's asset allocation.



                                       5
                                                 DWS LifeCompass Retirement Fund


                                             SUMMARY PROSPECTUS December 1, 2011

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

QS Investors, LLC (QS Investors)


PORTFOLIO MANAGER(S)

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2002.


INNA OKOUNKOVA, HEAD OF STRATEGIC ASSET ALLOCATION PORTFOLIO MANAGEMENT, QS INVESTORS. Began managing the fund in 2007.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                          AUTOMATIC
                                UGMAS/   INVESTMENT
           NON-IRA      IRAS     UTMAS        PLANS
         ---------  --------  --------  -----------
A B C     1,000       500      1,000         500
-------   -----       ---      -----         ---
S         2,500     1,000      1,000       1,000
-------   -----     -----      -----       -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A, C and S shares. For section 529 college savings plans that include one or more DWS funds as investment options, there is no minimum initial investment and no minimum additional investment for Class S shares. The minimum additional investment for all other instances is $50. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.


TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Class S shares are only available to a limited group of investors.


TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       6
                                                 DWS LifeCompass Retirement Fund
                                   SUMMARY PROSPECTUS December 1, 2011 DLCRF-SUM